REGULATION S SECURITIES SUBSCRIPTION AGREEMENT

         THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER
REGULATION S ("REGULATION S") PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS ARE AVAILABLE AND THE COMPANY IS PROVIDED WITH AN OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.

         THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         This Regulation S Securities Subscription Agreement (the "Agreement") is executed by the undersigned (the "Subscriber") in connection with the offer by the undersigned to purchase shares of Common Stock, par value .0001 per share (the "Common Stock"), of Network Imaging Corporation, a Delaware corporation (the "Company"). The Company is offering Common Stock at a purchase price per share equal to 85% of the average closing sale price for the Common Stock as reported by the Nasdaq National Market System for the five trading days preceding the date on which the Company executes this Agreement (the "Closing Price"). The Company is offering that number of shares of Common Stock which when multiplied by the Closing Price equals $5 million. The Company in its discretion may increase the aggregate dollar amount of the offering and the number of shares being sold. There is no minimum number of shares that must be sold in the offering. The solicitation of this Subscription and, if accepted by the Company, the offer and sale of Common Stock are being made in reliance upon the provisions of Regulation S ("Regulation S") promulgated under the United States Securities Act of 1933, as amended (the "Act").

1.       Offer to Purchase; Purchase Price

         Subject to the terms and conditions of this Agreement, the Subscriber hereby offers to purchase the number of shares of Common Stock (the "Shares") having the aggregate purchase price set out in Section 14 of this Agreement (the "Purchase Price"). Payment shall be made by the Subscriber, by wire transfer, as provided in the Escrow Agreement attached hereto as Exhibit A. This Agreement shall not be binding on the Company until executed by it. The Closing shall be deemed to occur when this Agreement is executed by the Company, or if later, when the Purchase Price is received by the Company, or at such other time as may be agreed upon by the Subscriber and the Company (the "Closing").

2. Representations; Access to Information; Independent Information; In-dependent Investigation

         The Subscriber represents and warrants to the Company and agrees as follows:

         2.1 Offshore Transaction. (i) The Subscriber is not a "U.S. person" (as defined in Rule 902 (o) of Regulation S under the Act, which definition is set forth in Exhibit B hereto and is hereby incorporated by reference); (ii) the Common Stock was not offered to the Subscriber in the United States; (iii) the Subscriber was physically outside the United States when the Subscriber executed this Agreement; (iv) the Subscriber is purchasing the Shares for the Subscriber's own account and not on behalf of or for the benefit of any U. S. person, has not prearranged the sale of the Shares to any buyer in the United States and has no present plan or intention to engage in a distribution of the Shares in the United States at any time;
                  (v) the Subscriber agrees, and to the best knowledge of the Subscriber each distributor, if any, participating in the offering of the Shares has agreed, that prior to the expiration of a period commencing on the Closing of all Common Stock offered and ending forty days thereafter (the "Restricted Period"), no offers and sales of the Common Stock shall be made to U.S. persons or for the account or benefit of U.S. persons. The Subscriber is not a distributor or dealer with respect to this transaction.

         2.2 Investment Intent; Risks. The Subscriber is acquiring the Shares for the Subscriber's own account for investment and not as a nominee and not with a view to the distribution thereof. The Subscriber understands that the Shares must be held indefinitely unless they are registered under the Act or unless an exemption from such registration is available, and that the Company has no obligation to register the Shares. The Subscriber understands the very substantial risks associated with an investment in the Company, is able to bear indefinitely the economic risk of acquiring the Shares and has no present need for liquidity with respect to such investment.

         2.3 No Directed Selling Efforts in Regard to This Transaction. The Subscriber has not engaged in and is not aware of any other person having engaged in any "directed selling efforts," as that term is defined in Rule 902 of Regulation S, in connection with the offering of the Shares.

         2.4 Short Positions. The Subscriber and its affiliates do not have any put option, short position or other similar instrument or position with respect to any securities of the Company and will not enter into any such instrument or position while any of them holds any of the Shares.

         2.5 No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the Company or the transactions contemplated by this Agreement.

         2.6 Independent Investigation. The Subscriber, in offering to purchase the Shares hereunder, has relied upon an independent investigation made by it and its representatives, if any, and has, prior to the date hereof, been given access to and the opportunity to examine all books and records, and all material contracts and documents of the Company. In making a decision to purchase the Shares, the Subscriber is not relying on any oral or written representations or assurances from the Company or any representation of the Company other than as set forth in this Agreement, public filings of the Company or in a document executed by a duly authorized representative of the Company making reference to this Agreement. The Subscriber has such knowledge and experience in business and financial matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Shares and determining the suitability of the investment. The Subscriber is an accredited investor as defined in Rule 501 of Regulation D, a copy of which definition is attached hereto as Exhibit C.

         2.7 Authority. The Subscriber has the full power and authority to execute, deliver and perform this Agreement. This Agreement, when executed and delivered by the Subscriber, will constitute a valid and legally binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms

         2.8 No Legal or Tax Advice From Company. The Subscriber has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with the Subscriber's own legal counsel and with its own tax advisors, if any. The Subscriber is relying solely on such counsel and tax advisors and not on any statements or representations of the Company or any of its agents for legal and tax advice with respect to this investment and the transactions contemplated by this Agreement. The Subscriber understands that the Subscriber (and not the Company) shall be responsible for any tax liability of the Subscriber that may arise as a result of this investment or the transactions contemplated by this Agreement.

         2.9 No Sale in Violation of Securities Laws. The Subscriber will not make any sale, transfer or other disposition of the Shares in violation of the Act, the Securities and Exchange Act of 1934, as amended (the "Exchange Act") or the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder.

3.       Resales

         3.1 During the Restricted Period. Any proposed offer, sale or transfer of any of the Shares during the Restricted Period shall be subject to the condition that the Subscriber must deliver to the Company (i) a written certification that neither the Shares nor any interest therein has been offered or sold in the United States or to, or for the account or benefit of, any "U.S. Person"; (ii) a written certification of the proposed transferee that such transferee is not a U.S. Person, is acquiring the Shares for such transferee's own account and will comply with the terms of this Agreement, including this resale restriction, as they apply to the Subscriber; and (iii) if requested by the Company, a written opinion of counsel satisfactory to the Company to the effect that the offer, sale and transfer of such Shares are exempt from registration under the Act and any applicable state securities law in the United States. The Subscriber consents to the issuance of appropriate stop transfer instructions to the Company's transfer agent with respect to the Shares.

         3.2 After the Restricted Period. The Subscriber acknowledges and agrees that the Shares may only be resold (a) in compliance with Regulation S; (b) pursuant to a Registration Statement under the Act; or (c) pursuant to an exemption from registration under the Act. The Subscriber acknowledges that if the Subscriber publicly re-offers all or any part of the Shares in the United States, the Subscriber may be deemed to be an underwriter, as defined in Section 2(11) of the Act, under certain circumstances, for example, if the Subscriber purchases shares in this offering with a view to their distribution in the United States. Subscriber agrees to consult with the Subscriber's counsel prior to any such re-offer. Upon request of the Company, the Subscriber will furnish the Company with evidence of the availability of an exemption from registration for any resales. The Company may refuse to register any transfer of the Shares which it believes is not made in accordance with the Act and the rules and regulations promulgated thereunder.

4.       Legends

         4.1 During the Restricted Period. The certificates representing the Shares shall bear a legend substantially in the form of the first legend set forth on the first page of this Agreement (the "First Legend") and any other legend which the Company reasonably believes is required to comply with state, federal or foreign law.

         4.2 After the Restricted Period. The First Legend will be removed from certificates representing the Shares at the request of the Subscriber following the Restricted Period; provided that nothing has come to the attention of the Company that would cause it to believe that the representations and warranties of the Subscriber in this Agreement were inaccurate in any material respect or that the Subscriber has failed to comply in any material respect with any of the Subscriber's agreements set forth herein.

5.       Representations and Warranties of the Company

         The Company represents and warrants to the Subscriber and agrees as follows:

         5.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company to its knowledge is not the subject of any material pending or threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission which have not been disclosed in the reports and prospectus referred to in Section
                  5.5 below.

         5.2 Corporate Condition. The Company's condition is as described in the Company's reports filed pursuant to the Exchange Act. There have been no material adverse changes in the Company's financial condition or business since the date of those reports which have not been disclosed to Subscriber.

         5.3 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Common Stock being sold hereunder has been taken.

         5.4 Valid Issuance of Preferred Stock and Common Stock. This Agreement, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company, enforceable in accordance with its terms. The Common Stock, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable federal, state, and other applicable securities laws.

         5.5 Current Public Information. The Company represents and warrants to the Subscriber that the Company is a "reporting issuer" as defined in Rule 902 (1) of Regulation S and it has a class of securities registered under Section l2(b) or 12(g) of the Exchange Act or is required to file reports pursuant to Section l5(d) of the Exchange Act, and has filed all the material required to be filed as reports pursuant to the Exchange Act for a period of at least twelve months preceding the date hereof (or for such shorter period as the Company was required by law to file such material). The Company has furnished the Subscriber with copies of the Company's Form 10-KSB Annual Report for the year ended December 31, 1994, Form 10-Q quarterly report for the period ended September 30, 1995 and Prospectus dated February 14, 1996 and undertakes to furnish the Subscriber with copies of such other information as may be reasonably requested by the Subscriber.

         5.6 No U.S. Offering. The Company represents that it has not offered the Shares to the Subscriber in the U.S. or, to the best knowledge of the Company, to any person in the United States or any U.S. person. The Company has not engaged in any "directed selling efforts" as that term is defined in Rule 902 of Regulation S in connection with the offering of the Common Stock.

6.       Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia except for matters arising under the Act or the Exchange Act which matters shall be construed and interpreted in accordance with such laws.

7.       Entire Agreement; Amendment

This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

8.       Notices, Etc.

Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or by facsimile, with a hard copy to follow by overnight or two-day courier addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

9.       Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

10.      Severability

In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

11.      Titles and Subtitles

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

13.      No Recourse

Except as provided by applicable law, no recourse shall be had on account of this Agreement or the Shares, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, stockholder, officer or director, as such, past, present, or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

14.      Amount

The undersigned hereby offers to purchase the number of shares of Common Stock having an aggregate purchase price of $ .

The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

Dated this        day of February, 1996.



Registration instructions:                  [Name of Subscriber]



____________________________                   By ____________________________
                                               Place:
                                               Title:

THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE    DAY OF FEBRUARY 1996.

                                      NETWORK IMAGING CORPORATION


                                      By __________________________
                                            Robert P. Bernardi
                                            Chief Executive Officer